                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549


                                ---------------


                                  FORM 8 - K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  DECEMBER 22, 1997
                                                  -----------------


                           TAL WIRELESS NETWORKS, INC.
-----------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

DELAWARE                                0-26110                13-3768554
-----------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
or incorporation)                     File Number)         Identification No.)

113 TYNAN WAY, PORTOLA VALLEY, CA                                  94028
-----------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (650) 529-0730
                                                     --------------


-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership


     On October 6, 1997, the Registrant filed a voluntary petition for protection under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court, Northern District of California, San Jose Division pursuant to which the Registrant's existing directors will continue in possession but subject to the supervision and orders of the Bankruptcy Court.

     The Company plans to liquidate assets and review the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a Plan of Reorganization with the Bankruptcy Court.

Item 7. Financial Statements and Exhibits

Exhibit No.                Description

99.19 Summary of Financial Status of the Registrant for the month ended December 31, 1997, as filed with the United States Bankruptcy Court, Northern District of California, San Jose Division.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TAL WIRELESS NETWORKS, INC.
                                  ------------------------------------
                                             (Registrant)



Date:  January 28, 1998
                                  By:  /s/ RICHARD J. REDETT
                                       --------------------------------
                                       Name:  Richard J. Redett
                                       Title: Director